EXHIBIT 99.1

                              ARMS II Global Fund 2

          Bondholders Report Related to the April 13, 2004 Distribution
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Bond Trust      ARMS II GLOBAL FUND 2
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT RELATED TO APRIL 13, 2004 DISTRIBUTION
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
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               REPORTING DATES

               Cut-Off Date                                                                                         March 31, 2004
               Determination Date                                                                                    April 7, 2004
               Payment Date                                                                                         April 13, 2004
               Start Interest Period                                                                              January 12, 2004
               End Interest Period                                                                                  April 12, 2004
               No of Days in Interest Period                                                                                    92
               Start Calculation Period                                                                            January 1, 2004
               End Calculation Period                                                                               March 31, 2004
               No of Days in Calculation Period                                                                                 91

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               SECURITIES ON ISSUE                                            Amount                                    Amount
                                                                               (US$)                                     (A$)

               Class A Bonds
               Initial Face Value                                           1,000,000,000                            1,428,571,429
                 Previous Principal Distribution                               28,800,000                               41,142,857
                 Principal Distribution for current calculation period         50,400,000                               72,000,000
               Total Principal Distribution to date                            79,200,000                              113,142,857

               Beginning Principal Amount                                     971,200,000                            1,387,428,571
     (a)       Ending Principal Amount                                        920,800,000                            1,315,428,571
               less Unreimbursed Charge-offs                                            -                                        -
               Beginning Stated Amount                                        971,200,000                            1,387,428,571
     (a)       Ending Stated Amount                                           920,800,000                            1,315,428,571


               Class B Bonds
               Initial Face Value                                              33,500,000                               47,857,143
                 Previous Principal Distribution                                                                                 -
                 Principal Distribution for current calculation period                                                           -
               Total Principal Distribution to date                                                                              -

               Beginning Principal Amount                                      33,500,000                               47,857,143
     (a)       Ending Principal Amount                                         33,500,000                               47,857,143
               less Unreimbursed Charge-offs                                                                                     -
               Beginning Stated Amount                                         33,500,000                               47,857,143
     (a)       Ending Stated Amount                                            33,500,000                               47,857,143


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               INTEREST RATE FOR ACCRUAL PERIOD                                Libor /         Interest                  Interest
                                                                           Bank Bill Rate       Margin                     Rate
               USD
               Class A Bonds                                                      1.14000       0.25000                    1.39000
               Class B Bonds                                                      1.14000       0.75000                    1.89000

               AUD
               Class A Bonds (payable to Currency Swap Provider)                  5.50500        0.42290                   5.92790
               Class B Bonds                                                      5.50500        0.97310                   6.47810

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               DISTRIBUTIONS PAYABLE ON PAYMENT DATE                            $US                                           $A

               Interest Entitlement:
     (b)            Class A Bonds                                               3,449,900                               20,730,342
     (b)            Class B Bonds                                                 161,805                                  781,429
               Principal Repayment:
     (c)            Class A Bonds                                              50,400,000                               72,000,000
     (c)            Class B Bonds
               Total:
                    Class A Bonds                                              53,849,900                               92,730,342
                    Class B Bonds                                                 161,805                                  781,429

               Total                                                           54,011,705                               93,511,771

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Bond Trust      ARMS II GLOBAL FUND 2
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT RELATED TO APRIL 13, 2004 DISTRIBUTION
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               POOL FACTORS                                                       Last                                    Current
                                                                              Distribution                             Distribution
                                                                                  Date                                     Date

     (h)       Class A Bonds                                                       0.9712                                   0.9208
               Class B Bonds                                                       1.0000                                   1.0000

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     (d)       INCOME COLLECTIONS FOR CALCULATION PERIOD                                                                25,262,009

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               AVAILABLE AMORTISATION AMOUNT                                                                               $AUD

     (i)       Scheduled Principal Collections                                                                           2,238,268
     (i)       Unscheduled Principal Collections                                                                       106,525,574

               Gross Principal Collections                                                                             108,763,842

               less
     (g)       Redraw Advances, Line of Credit Advances and
               Permitted Further Advances                                                                               36,664,139

     (e)       Net Principal Collections                                                                                72,099,703

               Application of Cash Reserve and Advances
               Reserve as Available Amortisation Amount                                                                   (99,703)

     (l)       Charge-offs and Unreimbursed Charge-offs                                                                          0

     (f)       Available Amortisation Amount                                                                            72,000,000

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               PORTFOLIO INFORMATION
               (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

     (j)       Aggregate Face Value of Loans                                                                         1,359,063,833
               Total number of Loans                                                                                         5,345
               Average Loan Balance                                                                                     254,268.26
               Weighted Average LVR                                                                                          72.34

               Seasoning                        NO OF LOANS           % BY NUMBER              BALANCE                % BY BALANCE
                   0 to 6 months                        --                  0.00%                      --                    0.00%
                  6 to 12 months                     4,713                 88.18%             1,197,470,979                 88.11%
                 12 to 18 months                       396                  7.41%               105,000,915                  7.73%
                 18 to 24 months                       112                  2.10%                28,270,392                  2.08%
                 24 to 36 months                        92                  1.72%                23,602,759                  1.74%
                 36 to 48 months                         6                  0.11%                 1,494,304                  0.11%
                 48 to 60 months                         2                  0.04%                   482,437                  0.04%
                      >60 months                        24                  0.45%                 2,742,047                  0.20%
                                                     5,345                 100.0%             1,359,063,833                100.00%

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     (k)       AGGREGATE LOSS AMOUNT                                                                                         NIL

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     (m)       DELINQUENCY AND LOSSES

               DELINQUENCY                                                                    AUD AMOUNT                      % OF
                                                                                               OF LOANS                       POOL

               31 - 60 days                                                                   13,726,545                     1.01%
               61 - 90 days                                                                    3,700,890                     0.27%
               90+ days                                                                        3,667,537                     0.27%

               LOSSES                                                                            AUD
               Mortgage Insurance claims made                                                       Nil
               Mortgage Insurance claims paid                                                       Nil
               Mortgage Insurance claims pending                                                    Nil
               Mortgage Insurance claims denied                                                     Nil
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